UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

Amendment No. 1
to
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 28, 2006

CORNERSTONE REALTY FUND, LLC

(Exact name of registrant as specified in its charter)

California	333-76609	33-0827161
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

1920 Main Street, Suite 400

Irvine, CA 92614

(Address of principal executive offices)

(949) 852-1007
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 2.01 Completion of Acquisition or Disposition of Assets

As reported in our Current Report on Form 8-K dated June 23, 2006, on June 28, 2006 we purchased an existing multi-tenant industrial property known as the Shoemaker Industrial Park from First Industrial Harrisburg, LP, a non-related party, for a purchase price of $9.9 million plus approximately $6,000 of closing costs (which are not fully determinable at this time). The property consists of 86,084 square feet of leasable space in three single-story buildings located on approximately 4 acres of land in Santa Fe Springs, California.  The property is currently 94% leased at an average annual rent of $8.12 per square foot to 21 tenants whose spaces range in size from approximately 1,960 square feet to 13,617 square feet.  These tenants operate varying businesses including a service-related business, a light manufacturer, a distribution facility and a light assembly operation.

This Amendment No. 1 to Current Report on Form 8-K dated June 23, 2006 is being filed to include the financial statements and pro forma financial information under Item 9.01 below relating to the acquisition of the Shoemaker Industrial Park as described in such Current Report.

We are not aware of any material factors relating to the Shoemaker Industrial Park other than those discussed in our Current Report on Form 8-K dated June 23, 2006 that would cause the historical financial information presented in Item 9.01 to not be necessarily indicative of future results.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)           Financial statements of businesses acquired.  The following financial statements relating to the Shoemaker Industrial Park are included at the end of this Amendment No. 1 to Current Report on Form 8-K dated June 23, 2006 and are filed herewith and incorporated herein by reference.

Shoemaker Industrial Park

Report of Independent Registered Public Accounting Firm

Statements of Revenues and Certain Expenses for the Year Ended December 31, 2005 and for the Period from January 1, 2006 to June 28, 2006 (Date of Acquisition) (Unaudited)

Notes to Statements of Revenues and Certain Expenses

(b)           Pro Forma Financial Information.  The following unaudited pro forma financial statements of Cornerstone Realty Fund, LLC relating to the acquisition of the Shoemaker Industrial Park are included at the end of this Amendment No. 1 to Current Report on Form 8-K dated June 23, 2006 and are filed herewith and incorporated herein by reference.

Cornerstone Realty Fund, LLC

Unaudited Pro Forma Financial Information

Unaudited Pro Forma Condensed Statement of Operations for the Year Ended December 31, 2005

Unaudited Pro Forma Condensed Statement of Operations for the Six Months Ended June 30, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNERSTONE REALTY FUND, LLC

By:	/s/ Terry G. Roussel
Terry G. Roussel, President

Dated: September 12, 2006

Report of Independent Registered Public Accounting Firm

To the Members

Cornerstone Realty Fund, LLC

We have audited the accompanying statement of revenue and certain expenses of Shoemaker Industrial Park for the year ended December 31, 2005. This statement of revenues and certain expenses is the responsibility of the management of Shoemaker Industrial Park. Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement.  The Shoemaker Industrial Park is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis of designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Shoemaker Industrial Park’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the current report on Form 8-K/A of Cornerstone Realty Fund, LLC) as described in Note 1 and is not intended to be a complete presentation of the revenue and expenses of the property.

In our opinion, the statement of revenue and certain expenses of Shoemaker Industrial Park presents fairly, in all material respects, the revenue and certain expenses described in Note 1 of Shoemaker Industrial Park for the year ended December 31, 2005, in conformity with accounting principles generally accepted in the United States.

/s/ BDO SEIDMAN, LLP

Costa Mesa, California

September 8, 2006

SHOEMAKER INDUSTRIAL PARK

STATEMENTS OF REVENUES AND CERTAIN EXPENSES
For the Year Ended December 31, 2005 and for the
Period from January 1, 2006 to June 28, 2006 (Date of Acquisition) (Unaudited)

		Period from January 1, 2006
	Year ended	to June 28, 2006
	December 31, 2005	(Date of Acquisition)
		(Unaudited)

Revenues
Rental revenue	$608,701	$298,222
Tenant reimbursements	75,377	36,262
Other	14,776	7,493
Total revenues	698,854	341,977

Certain Expenses
Property operating and maintenance	89,283	42,895
Property taxes	57,684	28,685
Insurance	6,399	3,000
Total certain expenses	153,366	74,580

Revenues in excess of certain expenses	$545,288	$267,397

See accompanying notes to statements of revenues and certain expenses.

SHOEMAKER INDUSTRIAL PARK
NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

1.             Organization and Summary of Significant Accounting Policies

Organization

The accompanying statements of revenues and certain expenses include the operations of Shoemaker Industrial Park (the “Property”) located in Santa Fe Springs, California, which was acquired by Cornerstone Realty Fund, LLC (the “Company”), from a nonaffiliated third party. The Property was acquired on June 28, 2006 for approximately $9,900,000 and has 86,084 leasable square feet on approximately four acres of land (unaudited).

Basis of Presentation

The statements of revenues and certain operating expenses (the “Historical Summary”) have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary includes the historical revenues and certain operating expenses of the Shoemaker Industrial Park property, exclusive of items which may not be comparable to the proposed future operations of the Property. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and the Historical Summary is not intended to be a complete presentation of the Shoemaker Industrial Park property’s revenues and expenses. Items excluded include but are not limited to of depreciation, interest expense and federal and state income taxes.

The accompanying statements are not representative of the actual operations for the periods presented, as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded.  The statement of revenues and certain expenses for the period ended June 28, 2006 is unaudited and reflects all adjustments (consisting only of normal recurring adjustments), which are, in the opinion of management, necessary for a fair presentation of the operating results for the interim period presented. The results of operations for the period ended June 28, 2006 (unaudited) are not necessarily indicative of the results for the entire fiscal year ending December 31, 2006.

Revenue Recognition

Rental revenue is recognized on an accrual basis as it is earned over the lives of the respective tenant leases on a straight-line basis. Rental receivables are periodically evaluated for collectibility.

Repairs and Maintenance

Expenditures for repairs and maintenance are expensed as incurred.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ materially from the estimates in the near term.

2.             Leases

The aggregate annual future minimum lease payments to be received under existing operating leases as of December 31, 2005, are as follows:

2006	$564,347
2007	365,792
2008	214,544
2009	39,297
$1,183,980

Industrial space in the Property is generally leased to tenants under lease terms, which provide for the tenants to pay increases in operating expenses in excess of specified amounts.  The above future minimum lease payments do not include specified payments for tenant reimbursements of operating expenses.

3.             Commitments and Contingencies

Litigation

The Shoemaker Industrial Park property may be subject to legal claims in the ordinary course of business as a property owner. The Company believes that the ultimate settlement of any potential claims will not have a material impact on the Shoemaker Industrial Park property’s results of operations.

Environmental Matters

In connection with the ownership and operation of real estate, the Shoemaker Industrial Park property may be potentially liable for costs and damages related to environmental matters. The Shoemaker Industrial Park property has not been notified by any governmental authority of any non-compliance, liability or other claim, and the Company is not aware of any other environmental condition that they believe will have a material adverse effect on the Shoemaker Industrial Park property’s results of operations.

CORNERSTONE REALTY FUND, LLC
UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following Unaudited Pro Forma Condensed Statements of Operations of Cornerstone Realty Fund, LLC (the “Company”) for the year ended December 31, 2005 and for the six months ended June 30, 2006 have been prepared as if the acquisition of Shoemaker Industrial Park had occurred as of the beginning of each period.

Such Unaudited Pro Forma Financial Information is based in part upon (i) the Audited Financial Statements of the Company for the year ended December 31, 2005 included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005; (ii) the Unaudited Financial Statements of the Company as of and for the six months ended June 30, 2006 included in the Company’s Quarterly Report on Form 10-Q the six months ended June 30, 2006; and (iii) the Historical Statements of Revenues and Certain Expenses of Shoemaker Industrial Park for the year ended December 31, 2005 and for the period ended June 28, 2006 (unaudited) filed herewith.

The Unaudited Pro Forma Financial Information is presented for information purposes only and is not necessarily indicative of the results of operations of the Company that would have occurred if the acquisition of Shoemaker Industrial Park had been completed on the dates indicated, nor does it purport to be indicative of future results of operations. In the opinion of the Company’s management, all material adjustments necessary to reflect the effect of this transaction have been made.

CORNERSTONE REALTY FUND, LLC
UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005

	Historical (A)	Recent Acquisition (B)	Pro Forma
Revenue
Rental revenue	$2,063,386	$608,701	$2,672,087
Amortization of in-place lease value and below (above) market lease rental	(240,772)	(14,259)	(255,031)
Tenant reimbursements	308,521	129,755	438,276
Other	—	14,776	14,776
Total revenue	2,131,135	738,973	2,870,108

Expenses
Property operating and maintenance	531,403	89,483	620,886
Property taxes	391,696	115,533	507,229
General and administrative expenses	414,294	6,399	420,693
Depreciation and amortization	456,308	153,874	610,182
	1,793,701	365,289	2,158,990

Operating income	337,434	373,684	711,118

Other income
Interest income	290,841	(122,091)	168,750

Net income	$628,275	$251,593	$879,868

Net income allocable to managing member	$62,828	$25,159	$87,987

Net income allocable to unit holders	$565,447	$226,434	$791,881

Per unit amounts:
Basic and diluted income allocable to unitholders	$6.72	$2.69	$9.41

Basic and diluted weighted average units outstanding	84,127	84,127	84,127

(A)          Represents the historical results of operations of the Company for the year ended December 31, 2005. Certain reclassifications have been made to the historical statement of operations of the Company to conform to the pro forma financial information presentation.

(B)           Represents adjustment for the acquisition of the Shoemaker Industrial Park, based on historical operating results. Depreciation is based on an allocation of the purchase price to land ($3,900,000) and buildings ($6,001,076) with buildings depreciated on a straight-line method over a 39-year period. The amortization of in-place leases is based on an allocation of $86,400 to in-place leases, and the amortization of below market rent is based on an allocation of $41,100 to below market rent, both of which are amortized through 2009.  The Company obtained an independent, third-party appraisal as the basis for this allocation in accordance with Financial Accounting Standards Board Statement No. 141, Business Combinations (“FAS 141”). Under FAS 141, the purchase price is allocated to a property’s tangible (primarily land and building) and intangible assets at its estimated fair value.

CORNERSTONE REALTY FUND, LLC
UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2006

	Historical (A)	Recent Acquisition (B)	Pro Forma
Revenue
Rental revenue	$1,222,126	$298,222	$1,520,348
Amortization of below in-place lease value and (above) market lease rental	(99,944)	(7,719)	(107,663)
Tenant reimbursements	310,516	63,599	374,115
Other	—	7,493	7,493
Total revenue	1,432,698	361,595	1,794,293

Expenses
Property operating and maintenance	458,033	42,895	500,928
Property taxes	294,245	57,767	352,012
General and administrative expenses	287,833	3,000	290,833
Depreciation and amortization	347,930	76,937	424,867
	1,388,041	180,599	1,568,640
Operating income	44,657	180,996	225,653

Other income
Interest income	268,290	(213,843)	54,447

Net income	$312,947	$(32,847)	$280,100

Net income allocable to managing member	$31,295	$(3,285)	$28,010

Net income allocable to unit holders	$281,652	$(29,562)	$252,090

Per unit amounts:
Basic and diluted income allocable to unitholders	$2.82	$(0.30)	$2.52

Basic and diluted weighted average units outstanding	100,000	100,000	100,000

(A)          Represents the historical unaudited results of operations of the Company for the six months ended June 30, 2006.

(B)           Represents adjustment for the acquisition of the Shoemaker Industrial Park, based on historical operating results. Depreciation is based on an allocation of the purchase price to land ($3,900,000) and buildings ($6,001,076) with buildings depreciated on a straight-line method over a 39-year period. The amortization of in-place leases is based on an allocation of $86,400 to in-place leases, and the amortization of below market rent is based on an allocation of $41,100 to below market rent, both of which are amortized through 2009.  The Company obtained an independent, third-party appraisal as the basis for this allocation in accordance with Financial Accounting Standards Board Statement No. 141, Business Combinations (“FAS 141”). Under FAS 141, the purchase price is allocated to a property’s tangible (primarily land and building) and intangible assets at its estimated fair value.